EXHIBIT A

                  Funds of First Trust Exchange-Traded Fund II

                            (as of October 1, 2018)


 -------------------------------------------------------------------------------
 First Trust STOXX European Select Dividend Index Fund
 -------------------------------------------------------------------------------
 First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund
 -------------------------------------------------------------------------------
 First Trust Dow Jones Global Select Dividend Index Fund
 -------------------------------------------------------------------------------
 First Trust Global Wind Energy Index ETF
 -------------------------------------------------------------------------------
 First Trust Global Engineering and Construction Index ETF
 -------------------------------------------------------------------------------
 First Trust NASDAQ Clean Edge Smart Grid Infrastructure Index Fund
 -------------------------------------------------------------------------------
 First Trust Indxx Global Natural Resources Income ETF
 -------------------------------------------------------------------------------
 First Trust Indxx Global Agricultural ETF
 -------------------------------------------------------------------------------
 First Trust BICK Index Fund
 -------------------------------------------------------------------------------
 First Trust NASDAQ Smartphone Index Fund
 -------------------------------------------------------------------------------
 First Trust NASDAQ Global Auto Index Fund
 -------------------------------------------------------------------------------
 First Trust Cloud Computing Index Fund
 -------------------------------------------------------------------------------
 First Trust International IPO ETF
 -------------------------------------------------------------------------------
 First Trust NASDAQ Cybersecurity ETF
 -------------------------------------------------------------------------------
 First Trust IPOX Europe Equity Opportunities ETF
 -------------------------------------------------------------------------------